Exhibit 21.1

Marsh & McLennan Companies, Inc. List of Subsidiaries
as of February 17, 2021

	Company Name	Country
1	8WORKS INC.	United States
2	8WORKS LTD	United Kingdom
3	A. Constantinidi & CIA. S.C.	Uruguay
4	A.C.N. 000 951 146 Pty Limited	Australia
5	A.C.N. 001 572 961 Pty Limited	Australia
6	A.C.N. 076 935 683 Pty Limited	Australia
7	A.C.N. 102 322 574 Pty Limited	Australia
8	Access Equity Enhanced Fund GP, LLC	United States
9	Admiral Holdings Limited	United Kingdom
10	AFCO Premium Acceptance, Inc.	United States
11	AFCO Premium Credit LLC	United States
12	Agnew Higgins Pickering & Co. (Bermuda) Ltd	Bermuda
13	Aldgate Investments Limited	Bermuda
14	Aldgate Trustees Ltd	United Kingdom
15	Alpha Consultants Limited	New Zealand
16	Alta SA	Chile
17	Altius Real Assets (GP) LLC	United States
18	Amal Insurance Brokers Limited (in liquidation)	Saudi Arabia
19	Anda Insurance Agencies Pte Ltd	Singapore
20	AssetVal Pty Ltd	Australia
21	Assur Conseils Marsh S.A.	Senegal
22	Assurance Capital Corporation	United States
23	Assurance Services Corporation	United States
24	Australian Insurance Brokers Pty Ltd	Australia
25	Australian World Underwriters Pty Ltd.	Australia
26	Barney & Barney Orange County, LLC	United States
27	BBPS Limited	United Kingdom
28	Beaumonts Insurance Services Limited	United Kingdom
29	Beneficios Integrales Oportunos SA	Colombia
30	Benefitfocus, Inc.	United States
31	Blue Marble Micro Limited	United Kingdom
32	Blue Marble Microinsurance, Inc.	United States
33	Bluefin Insurance Group Limited	United Kingdom
34	Bluefin Insurance Services Limited	United Kingdom
35	Boulder Claims, LLC	United States
36	Bowring (Bermuda) Investments Ltd.	Bermuda
37	Bowring Marsh (Bermuda) Ltd.	Bermuda
38	Bowring Marsh (Hong Kong) Limited	Hong Kong
39	Broderick Piller Pty Ltd	Australia
40	BuildPay, LLC	United States
41	Burke Ford Trustees (Leicester) Limited	United Kingdom
42	Carpenter Marsh Fac Argentina Corredores de Reaseguros SA	Argentina
43	Carpenter Marsh Fac Chile Corredores de Reaseguros Limitada	Chile

44	Carpenter Marsh Fac Colombia Corredores de Reaseguros S.A.	Colombia
45	Carpenter Marsh Fac Peru Corredores de Reaseguros S.A.C.	Peru
46	Carpenter Marsh Fac Re Corretora de Ressguros Ltda	Brazil
47	Carpenter Marsh Fac Re LLC	United States
48	Carpenter Turner Cyprus Ltd	Cyprus
49	Carpenter Turner S.A.	Greece
50	Cascade International Holdings C.V.	Netherlands
51	Cascade Regional Holdings Limited	United Kingdom
52	Central Insurance Services Limited	United Kingdom
53	Charter Risk Management Services LLC	United States
54	Chartwell Healthcare Limited	United Kingdom
55	Chronos Insurance Brokers Pty Limited	Australia
56	Claims and Recovery Management (Australia) Pty Limited	Australia
57	Clark Thomson Insurance Brokers Limited	United Kingdom
58	Client Provide Limited	New Zealand
59	Colombian Insurance Broking Wholesale Limited	Cayman Islands
60	Consultores 2020 C.A.	Venezuela, Bolivarian Republic of
61	CPRM Limited	United Kingdom
62	CPSG Partners, LLC	United States
63	Cronin & Co Insurance Services Limited	United Kingdom
64	Darwin Technologies Holdings Limited	United Kingdom
65	Darwin Technologies Limited	United Kingdom
66	Darwin Technologies S.R.L.	Romania
67	Darwin Technologies SG Pte. Ltd	Singapore
68	Deasterra Partners, S.L.	Spain
69	DeLima Marsh S.A. - Los Corredores de Seguros S.A.	Colombia
70	Dovetail Insurance Corp.	United States
71	Dovetail Managing General Agency Corporation	United States
72	Draw Create Limited	United Kingdom
73	Draw Group London Limited	United Kingdom
74	DVA - Deutsche Verkehrs-Assekuranz-Vermittlungs GmbH	Germany
75	Echelon Australia Pty Limited	Australia
76	Echelon Claims Consultants Sdn Bhd	Malaysia
77	Echelon New Zealand Limited	New Zealand
78	EnBW Versicherungs Vermittlung GmbH	Germany
79	Encompass Insurance Agency Pty Ltd.	Australia
80	English Pension Trustees Limited	United Kingdom
81	Epsilon (US) Insurance Company	United States
82	Epsilon Insurance Company, Ltd.	Cayman Islands
83	everBe SAS	France
84	Evolution Management Ltd	Bermuda
85	Exmoor Management Company Limited	Bermuda
86	Faulkner & Flynn, LLC	United States
87	Freedom Trust Services Limited	Ireland
88	Gama Consultores Associados Ltda.	Brazil
89	GC Genesis LLC	United States

90	Gem Insurance Company Limited	Bermuda
91	Global Premium Finance Company	United States
92	Gracechurch Trustees Limited	United Kingdom
93	Gresham Pension Trustees Limited	United Kingdom
94	Group Promoters Pty Limited	Australia
95	Guy Carpenter & Cia., S.A.	Spain
96	Guy Carpenter & Co. Labuan Ltd.	Malaysia
97	Guy Carpenter & Company AB	Sweden
98	Guy Carpenter & Company Corredores de Reaseguros Limitada	Chile
99	Guy Carpenter & Company Corretora de Resseguros Ltda.	Brazil
100	Guy Carpenter & Company GmbH	Germany
101	Guy Carpenter & Company GmbH (UK Branch)
102	Guy Carpenter & Company Limited	United Kingdom
103	Guy Carpenter & Company Limited	New Zealand
104	Guy Carpenter & Company Participacoes Ltda.	Brazil
105	Guy Carpenter & Company Peru Corredores de Reaseguros S.A.	Peru
106	Guy Carpenter & Company Private Limited	Singapore
107	Guy Carpenter & Company Proprietary Limited	South Africa
108	Guy Carpenter & Company Pty. Ltd.	Australia
109	Guy Carpenter & Company S.A. (Netherlands Branch)
110	Guy Carpenter & Company S.r.l.	Italy
111	Guy Carpenter & Company, Limited	Hong Kong
112	Guy Carpenter & Company, LLC	United States
113	Guy Carpenter & Company, LLC, Taiwan Branch
114	Guy Carpenter & Company, Ltd./Guy Carpenter & Compagnie, Ltee	Canada
115	Guy Carpenter & Company, S.A.	Belgium
116	Guy Carpenter & Company, S.A.	Argentina
117	Guy Carpenter & Company, S.A.S.	France
118	Guy Carpenter (Middle East) Limited	United Arab Emirates
119	Guy Carpenter Bermuda Ltd.	Bermuda
120	Guy Carpenter Broking, Inc.	United States
121	Guy Carpenter Colombia Corredores de Reaseguros Ltda.	Colombia
122	Guy Carpenter Insurance Brokers (Beijing) Co. Ltd.	China
123	Guy Carpenter Japan, Inc.	Japan
124	Guy Carpenter Mexico Intermediario de Reaseguro, S.A. de C.V.	Mexico
125	Guy Carpenter Reasurans Brokerligi Anonim Sirketi	Turkey
126	Guy Carpenter Reinsurance Broker Philippines, Inc.	Philippines
127	Hamilton Bond Limited	United Kingdom
128	Hansen International Limited	United States
129	HAPIP GP 2009, LLC	United States
130	HAPIP GP, LLC	United States

131	Hayward Aviation Limited	United Kingdom
132	Hoken Soken Inc.	Japan
133	HSBC Insurance Brokers International (Abu Dhabi) LLC (in liquidation)	United Arab Emirates
134	India Life Capital Private Limited	India
135	Industrial Risks Protection Consultants	Nigeria
136	Ingeseg S.A.	Argentina
137	Insbrokers Ltda.	Uruguay
138	INSIA a.s.	Czech Republic
139	INSIA a.s. Praga – Sucursala Bucuresti (Romania branch)
140	INSIA SK s.r.o. (Slovakia branch)
141	InSolutions Limited	United Kingdom
142	Insurance Brokers of Nigeria Limited	Nigeria
143	Insure Direct - Jardine Lloyd Thompson Limited	United Arab Emirates
144	Insure Direct (Brokers) LLC	United Arab Emirates
145	Insure Direct (Brokers) LLC (BAHRAIN BRANCH)
146	InsurTech Alliance, LLC	United States
147	International Catastrophe Insurance Managers, LLC	United States
148	International Loss Control Services Limited	Ireland
149	International Risk Consultants (Asia) Limited	Hong Kong
150	Invercol Limited	Bermuda
151	IRC Asia Insurance Brokers Limited	Hong Kong
152	Irish Pensions Trust Limited	Ireland
153	Isosceles Insurance (Barbados) Limited	Barbados
154	Isosceles Insurance Company Limited	United States
155	Isosceles Insurance Ltd	Bermuda
156	Isosceles PCC Limited	Guernsey
157	J&H Marsh & McLennan Limited	Hong Kong
158	J.W. Terrill Benefit Administrators, Inc.	United States
159	Japan Affinity Marketing, Inc.	Japan
160	Jardine Lloyd Thompson Australia Pty Limited	Australia
161	Jardine Lloyd Thompson Limited	Vietnam
162	Jardine Lloyd Thompson Limited	New Zealand
163	Jardine Lloyd Thompson Limited	Thailand
164	Jardine Lloyd Thompson Limited (Macao Branch)	Macao
165	Jardine Lloyd Thompson Pty Limited	Australia
166	Jardine ShunTak Insurance Brokers Limited (Macao Branch)	Macao
167	Jardines PF- Consultoria Em Gestao De Risco, Limitada	Angola
168	Jelf Commercial Finance Limited	United Kingdom
169	Jelf Financial Planning Limited	United Kingdom
170	Jelf Insurance Brokers Limited	United Kingdom
171	Jelf Limited	United Kingdom

172	Jelf Risk Management Limited	United Kingdom
173	JI Holdings Limited	Mauritius
174	JIB Group Holdings Limited	United Kingdom
175	JIB Group Limited	United Kingdom
176	JIB Holdings (Pacific) Limited	Virgin Islands, British
177	JIB Overseas Holdings Limited	United Kingdom
178	JIB UK Holdings Limited	United Kingdom
179	JL Marine Insurance-Brokers GmbH & Co. KG	Germany
180	JLM Verwaltungs GmbH	Germany
181	JLT Actuaries and Consultants Limited	United Kingdom
182	JLT Advisory Limited	United Kingdom
183	JLT Advisory Services Limited	India
184	JLT Agencies Limited	Hong Kong
185	JLT Asesorias Ltda	Chile
186	JLT Asia (Singapore) Pte. Ltd.	Singapore
187	JLT Asia Holdings BV	Netherlands
188	JLT Benefit Consultants Limited	United Kingdom
189	JLT Benefit Solutions Limited	United Kingdom
190	JLT Benefit Solutions SA Proprietary Limited	South Africa
191	JLT Chile Holdings SpA	Chile
192	JLT Colombia Retail Limited	United Kingdom
193	JLT Colombia Wholesale Limited	United Kingdom
194	JLT Consultants & Actuaries Limited	United Kingdom
195	JLT EB Holdings Limited	United Kingdom
196	JLT EB Services Limited	United Kingdom
197	JLT Employee Benefits Holding Company (PTY) LTD	South Africa
198	JLT Employee Benefits SA (Pty) Ltd	South Africa
199	JLT Financial Planning Limited	Ireland
200	JLT Group Holdings Limited	United Kingdom
201	JLT Group Services Pty Limited	Australia
202	JLT Holdings (Barbados) Ltd	Barbados
203	JLT Holdings (Bermuda) Ltd.	Bermuda
204	JLT Holdings (NZ) Limited	New Zealand
205	JLT Independent Consultancy Services Private Limited	India
206	JLT Insurance Brokers Ireland Limited	Ireland
207	JLT Insurance Brokers Limited	Hong Kong
208	JLT Insurance Brokers SA	Argentina
209	JLT Insurance Group Holdings Ltd	United Kingdom
210	JLT Intellectual Property (UK Branch)	United Kingdom
211	JLT Intellectual Property Limited	Ireland
212	JLT Interactive Pte. Ltd.	Singapore

213	JLT Investment Management Limited	United Kingdom
214	JLT LATAM (Southern Cone) Wholesale Limited	United Kingdom
215	JLT Latin American Holdings Limited	United Kingdom
216	JLT Life Assurance Brokers Limited	Thailand
217	JLT Management Pte. Ltd.	Singapore
218	JLT Management Services Limited	United Kingdom
219	JLT Mexico Holdings Limited	United Kingdom
220	JLT Mexico, Intermediario de Reaseguro, S.A. de C.V.	Mexico
221	JLT Pension Trustees Ireland Limited	Ireland
222	JLT Pension Trustees Limited	United Kingdom
223	JLT Pensions Administration Holdings Limited	United Kingdom
224	JLT Pensions Administration Limited	United Kingdom
225	JLT Peru Reinsurance Solutions Limited	United Kingdom
226	JLT Peru Retail Limited	United Kingdom
227	JLT Peru Wholesale Limited	United Kingdom
228	JLT QFM Services Limited	Ireland
229	JLT Re Argentina Corredores de Reaseguros S.A.U.	Argentina
230	JLT Re Labuan Limited	Malaysia
231	JLT Re Limited	United Kingdom
232	JLT Re Pty Ltd	Australia
233	JLT Reinsurance Brokers GmbH	Germany
234	JLT Reinsurance Brokers Limited	United Kingdom
235	JLT Risk Management Limited	Ireland
236	JLT SA IB Holdings Company Proprietary Limited	South Africa
237	JLT Singapore Holdings Pte. Ltd.	Singapore
238	JLT Specialty Limited	United Kingdom
239	JLT Specialty Limited (HONG KONG Branch)
240	JLT Specialty Limited (DUBAI Branch)
241	JLT Specialty Pte. Ltd (Hong Kong branch)
242	JLT Specialty Pte. Ltd.	Singapore
243	JLT Towner Insurance Management (Anguilla) Limited	Anguilla
244	JLT Trust Services (Barbados) Ltd	Barbados
245	JLT Trustees (Southern) Limited	United Kingdom
246	JLT Trustees Limited	United Kingdom
247	JLT UK Investment Holdings Limited	United Kingdom
248	JLT Vantage Risk and Benefit Consulting Private Limited	India
249	JLT Wealth Management Limited	United Kingdom
250	JMIB Holdings BV	Netherlands
251	Johnson & Higgins (Bermuda) Limited	Bermuda
252	JSC "Marsh - consulting services"	Russian Federation
253	JSL Securities, Inc.	United States

254	Kepler Associates Limited	United Kingdom
255	Kessler & Co AG	Switzerland
256	Kessler & Co Inc.	Liechtenstein
257	Kessler Consulting Inc.	Switzerland
258	Kessler Prevoyance Inc.	Switzerland
259	Key Underwriting Pty Limited	Australia
260	Lambert Brothers Holdings Limited	Hong Kong
261	Lambert Brothers Insurance Brokers (Employee Benefits) Limited	Hong Kong
262	Lambert Brothers Insurance Brokers (Hong Kong) Ltd	Hong Kong
263	Lavaretus Underwriting AB	Sweden
264	Lavaretus Underwriting AB (BRANCH - Denmark)	Denmark
265	Local Government Insurance Brokers Pty Limited	Australia
266	Lynch Insurance Brokers Limited	Barbados
267	M&M Vehicle, L.P.	United States
268	MAG JLT SpA	Italy
269	Mangrove Insurance Europe PCC Limited	Malta
270	Mangrove Insurance Guernsey PCC Limited	Guernsey
271	Mangrove Insurance Solutions PCC Limited	Isle of Man
272	Mangrove Insurance Solutions, PCC	United States
273	Marine, Aviation & General (London) Limited	United Kingdom
274	Marsh & McLennan (PNG) Limited	Papua New Guinea
275	Marsh & McLennan Agencies AS	Norway
276	Marsh & McLennan Agencies Limited	Hong Kong
277	Marsh & McLennan Agency A/S	Denmark
278	Marsh & McLennan Agency Limited	New Zealand
279	Marsh & McLennan Agency LLC	United States
280	Marsh & McLennan Agency Pty Ltd.	Australia
281	Marsh & McLennan Asia Business Services Sdn. Bhd.	Malaysia
282	Marsh & McLennan Colombia S.A.	Colombia
283	Marsh & McLennan Companies Asia Pacific Treasury Center Limited	Hong Kong
284	Marsh & McLennan Companies BVBA/SPRL	Belgium
285	Marsh & McLennan Companies Finance Center (Luxembourg) S.a.r.l.	Luxembourg
286	Marsh & McLennan Companies France S.A.S.	France
287	Marsh & McLennan Companies Holdings (Luxembourg) S.a.r.l.	Luxembourg
288	Marsh & McLennan Companies Regional Holdings S.a.r.l.	Luxembourg
289	Marsh & McLennan Companies Services B.V.	Netherlands
290	Marsh & McLennan Companies UK Limited	United Kingdom
291	Marsh & McLennan Companies, Inc.	United States
292	Marsh & McLennan Europe S.a.r.l.	Luxembourg
293	Marsh & McLennan Finance Unlimited Company	Ireland
294	Marsh & McLennan Global Broking (Bermuda) Ltd.	Bermuda

295	Marsh & McLennan Global Services India Pvt. Ltd.	India
296	Marsh & McLennan GP I, Inc.	United States
297	Marsh & McLennan Holding GmbH	Germany
298	Marsh & McLennan Holdings (Canada) ULC	Canada
299	Marsh & McLennan Holdings, Inc.	United States
300	Marsh & McLennan Innovation Centre Holdings II	Bermuda
301	Marsh & McLennan Innovation Centre Holdings S.a.r.l.	Luxembourg
302	Marsh & McLennan Innovation Centre Limited	Ireland
303	Marsh & McLennan Insurance Services Limited	Hong Kong
304	Marsh & McLennan Ireland Limited	Ireland
305	Marsh & McLennan Management Services (Bermuda) Limited	Bermuda
306	Marsh & McLennan Risk Capital Holdings, Ltd.	United States
307	Marsh & McLennan Servicios, S.A. De C.V.	Mexico
308	Marsh & McLennan Shared Services Canada Limited	Canada
309	Marsh & McLennan Shared Services Corporation	United States
310	Marsh & McLennan, Incorporated (for dissolution)	United States
311	Marsh (Bahrain) Company SPC	Bahrain
312	Marsh (Beijing) Risk Management Consulting Co., Ltd.	China
313	Marsh (China) Insurance Brokers Co., Ltd.	China
314	Marsh (China) Insurance Brokers Co., Ltd. Anhui Branch
315	Marsh (China) Insurance Brokers Co., Ltd. Chengdu Branch
316	Marsh (China) Insurance Brokers Co., Ltd. Fujian Branch
317	Marsh (China) Insurance Brokers Co., Ltd. Guangdong Branch
318	Marsh (China) Insurance Brokers Co., Ltd. Hebei Branch
319	Marsh (China) Insurance Brokers Co., Ltd. Jiangsu Branch
320	Marsh (China) Insurance Brokers Co., Ltd. Liaoning Branch
321	Marsh (China) Insurance Brokers Co., Ltd. Shandong Branch
322	Marsh (China) Insurance Brokers Co., Ltd. Shanghai Branch
323	Marsh (China) insurance Brokers Co., Ltd. Shenzhen Branch
324	Marsh (China) Insurance Brokers Co., Ltd. Tianjin Branch
325	Marsh (Hong Kong) Limited	Hong Kong
326	Marsh (Insurance Brokers) LLP	Kazakhstan
327	Marsh (Malawi) Limited	Malawi
328	Marsh (Middle East) Limited	United Kingdom
329	Marsh (Middle East) Limited (Iraq Branch)
330	Marsh (Namibia) Proprietary Limited	Namibia
331	Marsh (Pty) Ltd	South Africa
332	Marsh (Risk Consulting) LLP	Kazakhstan
333	Marsh (Singapore) Pte. Ltd.	Singapore
334	Marsh A/S	Denmark
335	Marsh AB	Sweden

336	Marsh Advantage Insurance Holdings Pty Ltd	Australia
337	Marsh Advantage Insurance Pty Ltd.	Australia
338	Marsh Africa (Pty) Ltd	South Africa
339	Marsh AG	Switzerland
340	Marsh Argentina S.R.L.	Argentina
341	Marsh AS	Norway
342	Marsh Associates Proprietary Limited	South Africa
343	Marsh Austria G.m.b.H.	Austria
344	Marsh Aviation Insurance Broking Pty Ltd	Australia
345	Marsh B.V.	Netherlands
346	Marsh Botswana (Proprietary) Limited	Botswana
347	Marsh Brockman y Schuh Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
348	Marsh Broker de Asigurare-Reasigurare S.R.L.	Romania
349	Marsh Broker Japan, Inc.	Japan
350	Marsh Brokers (Hong Kong) Limited	Hong Kong
351	Marsh Brokers Limited	United Kingdom
352	Marsh Canada Limited/Marsh Canada Limitee	Canada
353	Marsh Company Management Services Cayman Ltd.	Cayman Islands
354	Marsh Corporate Services (Barbados) Limited	Barbados
355	Marsh Corporate Services Isle of Man Ltd	Isle of Man
356	Marsh Corporate Services Limited	United Kingdom
357	Marsh Corporate Services Malta Limited	Malta
358	Marsh Corretora de Seguros Ltda.	Brazil
359	Marsh d.o.o. Beograd	Serbia
360	Marsh d.o.o. za posredovanje u osiguranju	Croatia
361	Marsh Egypt LLC	Egypt
362	Marsh Emirates Consultancy LLC	United Arab Emirates
363	Marsh Emirates Insurance Brokerage LLC	United Arab Emirates
364	Marsh Employee Benefits Limited	Ireland
365	Marsh Engineering Consulting (Shanghai) Co., Ltd.	China
366	Marsh EOOD	Bulgaria
367	Marsh Eurofinance B.V.	Netherlands
368	Marsh Europe S.A.	Belgium
369	Marsh FJC International Insurance Brokers Limited	Nigeria
370	Marsh for Insurance Services - Jordan	Jordan
371	Marsh For Insurance Services S.A.E.	Egypt
372	Marsh Franco Acra, S.A.	Dominican Republic
373	Marsh GmbH	Germany
374	Marsh GSC Servicos e Administracao de Seguros Ltda.	Brazil
375	Marsh Holding AB	Sweden
376	Marsh Holdings (Pty) Ltd	South Africa

377	Marsh India Insurance Brokers Private Limited	India
378	Marsh Insurance & Investments LLC	United States
379	Marsh Insurance Agencies Limited	Hong Kong
380	Marsh Insurance and Reinsurance Brokers LLC	Azerbaijan
381	Marsh Insurance Brokers	United Kingdom
382	Marsh Insurance Brokers (Macao) Limited	Macao
383	Marsh Insurance Brokers (Malaysia) Sdn Bhd	Malaysia
384	Marsh Insurance Brokers AO	Russian Federation
385	Marsh Insurance Brokers Limited	Cyprus
386	Marsh Insurance Consulting Saudi Arabia (in liquidation)	Saudi Arabia
387	Marsh Intermediaries Inc.	United States
388	Marsh International Broking Holdings Limited	United Kingdom
389	Marsh International Holdings II, Inc.	United States
390	Marsh International Holdings, Inc.	United States
391	Marsh Investment B.V.	Netherlands
392	Marsh Ireland Brokers Limited	Ireland
393	Marsh Ireland Brokers Limited (UK Branch)
394	Marsh Ireland Holdings Limited	Ireland
395	Marsh Israel (1999) Ltd.	Israel
396	Marsh Israel (Holdings) Ltd.	Israel
397	Marsh Israel Consultants Ltd.	Israel
398	Marsh Israel Insurance Agency Ltd.	Israel
399	Marsh Israel International Brokers Ltd. (in liquidation)	Israel
400	Marsh Japan, Inc.	Japan
401	Marsh JCS Inc.	United States
402	Marsh JLT Ireland Holdings Limited	Ireland
403	Marsh JLT Proprietary Limited	South Africa
404	Marsh Kft.	Hungary
405	Marsh Kindlustusmaakler AS	Estonia
406	Marsh Korea, Inc.	Korea, Republic of
407	Marsh Limited	United Kingdom
408	Marsh Limited (Fiji)	Fiji
409	Marsh Limited (New Zealand)	New Zealand
410	Marsh Limited (PNG)	Papua New Guinea
411	Marsh LLC	United States
412	Marsh LLC (Ukraine)	Ukraine
413	Marsh LLC Insurance Brokers	Greece
414	Marsh Lorant Agente de Seguros y de Fianzas, S.A. de C.V.	Mexico
415	Marsh Ltd. (Wisconsin)	United States
416	Marsh Management Services (Bahamas) Ltd.	Bahamas
417	Marsh Management Services (Barbados) Limited	Barbados

418	Marsh Management Services (Bermuda) Ltd.	Bermuda
419	Marsh Management Services (Dublin) Limited	Ireland
420	Marsh Management Services (Labuan) Limited	Malaysia
421	Marsh Management Services (MENA) Limited	United Arab Emirates
422	Marsh Management Services (USVI) Ltd.	United States
423	Marsh Management Services Cayman Ltd.	Cayman Islands
424	Marsh Management Services Guernsey Limited	Guernsey
425	Marsh Management Services Inc.	United States
426	Marsh Management Services Isle of Man Limited	Isle of Man
427	Marsh Management Services Luxembourg S.a.r.l.	Luxembourg
428	Marsh Management Services Malta Limited	Malta
429	Marsh Management Services Singapore Pte. Ltd.	Singapore
430	Marsh Management Services Sweden AB	Sweden
431	Marsh Marine & Energy AB	Sweden
432	Marsh Marine (Pty) Ltd	South Africa
433	Marsh Marine Nederland B.V.	Netherlands
434	Marsh McLennan Global Services India Private Limited (UK Branch Office)	United Kingdom
435	Marsh Medical Consulting GmbH	Germany
436	Marsh Mercer Holdings (Australia) Pty Ltd	Australia
437	Marsh Nest Inc.	United States
438	Marsh NV/SA (UK Branch)
439	Marsh Oman LLC	Oman
440	Marsh Oy	Finland
441	Marsh PB Co., Ltd.	Thailand
442	Marsh Philippines, Inc.	Philippines
443	Marsh Privat, A.I.E.	Spain
444	Marsh Private Client Life Insurance Services	United States
445	Marsh Pty. Ltd.	Australia
446	Marsh Qatar LLC	Qatar
447	Marsh Rehder Consultoria S.A. (MRC)	Peru
448	Marsh Rehder S.A. Corredores de Seguros	Peru
449	Marsh Resolutions Pty Limited	Australia
450	Marsh Risk and Consulting Services (Pty) Ltd	Namibia
451	Marsh Risk Consulting B.V.	Netherlands
452	Marsh Risk Consulting Limitada	Chile
453	Marsh Risk Consulting Ltda.	Colombia
454	Marsh Risk Consulting Services S.r.L.	Italy
455	Marsh Risk Consulting, S.L.	Spain
456	Marsh S.A. Corredores De Seguros	Chile
457	Marsh S.A.S.	France
458	Marsh S.p.A.	Italy

459	Marsh s.r.o.	Czech Republic
460	Marsh s.r.o.	Slovakia
461	Marsh SA (Argentina)	Argentina
462	Marsh SA (Belgium)	Belgium
463	Marsh SA (Luxembourg)	Luxembourg
464	Marsh SA (Uruguay)	Uruguay
465	Marsh Saldana Inc.	Puerto Rico
466	Marsh Saudi Arabia Insurance & Reinsurance Brokers	Saudi Arabia
467	Marsh Secretarial Services Limited	United Kingdom
468	Marsh Semusa, S.A.	Panama
469	Marsh Services Limited	United Kingdom
470	Marsh Services Spolka z.o.o.	Poland
471	Marsh SIA	Latvia
472	Marsh Sigorta ve Reasurans Brokerligi Anonim Sirketi	Turkey
473	Marsh Spolka z.o.o.	Poland
474	Marsh Szolgaltato Kft.	Hungary
475	Marsh Takaful Brokers (Malaysia) Sdn Bhd	Malaysia
476	Marsh Treasury Services Limited	United Kingdom
477	Marsh Tunisia S.a.r.l.	Tunisia
478	Marsh Uganda Limited	Uganda
479	Marsh USA (India) Inc.	United States
480	Marsh USA Borrower LLC	United States
481	Marsh USA Inc.	United States
482	Marsh Venezuela C.A. Sociedad de Corretaje de Seguros	Venezuela, Bolivarian Republic of
483	Marsh Vietnam Insurance Broking Company Ltd	Vietnam
484	Marsh Zambia Limited	Zambia
485	Marsh, Lda.	Portugal
486	Marsh, S.A. Mediadores de Seguros	Spain
487	Matthiessen Assurans AB	Sweden
488	Mercer (Argentina) S.A.	Argentina
489	Mercer (Australia) Pty Ltd	Australia
490	Mercer (Austria) GmbH	Austria
491	Mercer (Belgium) SA-NV	Belgium
492	Mercer (Canada) Limited Mercer (Canada) limitee	Canada
493	Mercer (China) Limited, Mercer (China) Limited	China
494	Mercer (Colombia) Ltda.	Colombia
495	Mercer (Danmark) A/S	Denmark
496	Mercer (Finland) OY	Finland
497	Mercer (France) SAS	France
498	Mercer (Hong Kong) Limited	Hong Kong
499	Mercer (Ireland) Limited	Ireland

500	Mercer (Malaysia) Sdn. Bhd.	Malaysia
501	Mercer (N.Z.) Limited	New Zealand
502	Mercer (Nederland) B.V.	Netherlands
503	Mercer (Norge) AS	Norway
504	Mercer (Polska) Sp.z o.o.	Poland
505	Mercer (Portugal) Lda	Portugal
506	Mercer (Singapore) Pte. Ltd.	Singapore
507	Mercer (Sweden) AB	Sweden
508	Mercer (Taiwan) Ltd.	Taiwan
509	Mercer (Thailand) Ltd.	Thailand
510	Mercer (US) Inc.	United States
511	Mercer Administration Services (Australia) Pty Limited	Australia
512	Mercer Africa Limited	United Kingdom
513	Mercer Alternatives AG	Switzerland
514	MERCER ALTERNATIVES LIMITED	United Kingdom
515	Mercer Asesores de Seguros S.A.	Argentina
516	Mercer Asesores es Inversion Independientes S.A. de C.V.	Mexico
517	Mercer Broking Ltd.	Taiwan
518	Mercer Consultation (Quebec) Ltee.	Canada
519	Mercer Consulting (Australia) Pty Ltd	Australia
520	Mercer Consulting (Chile) Limitada	Chile
521	Mercer Consulting (France) SAS	France
522	Mercer Consulting (India) Private Limited	India
523	Mercer Consulting B.V.	Netherlands
524	Mercer Consulting Group, Inc.	United States
525	Mercer Consulting Limited	United Kingdom
526	Mercer Consulting Middle East Limited	United Arab Emirates
527	Mercer Consulting Venezuela, C.A.	Venezuela, Bolivarian Republic of
528	Mercer Consulting, S.L.U.	Spain
529	Mercer Corredores de Seguros Limitada	Chile
530	Mercer Corretora de Seguros Ltda	Brazil
531	Mercer Danismanlik Anonim Sirketi	Turkey
532	Mercer Deutschland GmbH	Germany
533	Mercer Employee Benefits - Medicacao de Seguros Unipessoal Lda.	Portugal
534	Mercer Employee Benefits Limited	United Kingdom
535	Mercer Financial Advice (Australia) Pty Ltd	Australia
536	Mercer Financial Services Limited	Ireland
537	Mercer Financial Services Limited liability company	Morocco
538	Mercer Financial Services Middle East Limited	United Arab Emirates
539	Mercer Global Investments Canada Limited Mercer Gestion mondiale d'investissements Canada limitee	Canada
540	Mercer Global Investments Europe Limited	Ireland

541	Mercer Global Investments Europe Limited (UK Branch)
542	Mercer Global Investments Management Limited	Ireland
543	Mercer Health & Benefits (Singapore) Pte. Ltd.	Singapore
544	Mercer Health & Benefits Administration LLC	United States
545	Mercer Health & Benefits LLC	United States
546	Mercer Holdings, Inc.	United States
547	Mercer Holdings, Inc. (Philippines)	Philippines
548	Mercer HR Consulting Borrower LLC	United States
549	Mercer HR Services, LLC	United States
550	Mercer Human Resource Consulting Ltda	Brazil
551	Mercer Human Resource Consulting S.A. de C.V.	Mexico
552	Mercer ICC Limited	Guernsey
553	Mercer Investment Consulting Limited	Ireland
554	Mercer Investment Management (Shanghai) Co., Ltd	China
555	Mercer Investment Solutions (Singapore) Pte. Ltd.	Singapore
556	Mercer Investments (Australia) Limited	Australia
557	Mercer Investments (HK) Limited	Hong Kong
558	Mercer Investments (Japan), Ltd	Japan
559	Mercer Investments (New Zealand) Limited	New Zealand
560	Mercer Investments LLC	United States
561	Mercer Ireland Holdings Limited	Ireland
562	Mercer Italia Srl Socio Unico	Italy
563	Mercer Japan Ltd.	Japan
564	Mercer Korea Co. Ltd.	Korea, Republic of
565	Mercer Limited	United Kingdom
566	Mercer LLC	United States
567	Mercer Master Trustees Limited	Ireland
568	Mercer Mauritius Ltd.	Mauritius
569	Mercer MC Consulting Borrower LLC	United States
570	Mercer Oliver Wyman Holding B.V.	Netherlands
571	Mercer Outsourcing (Australia) Pty Ltd	Australia
572	Mercer Outsourcing, S.L.U.	Spain
573	MERCER PE FUND II SCOTLAND LP	United Kingdom
574	Mercer Pensionsfonds AG	Germany
575	Mercer Pensionsraadgivning A/S	Denmark
576	Mercer Philippines, Inc.	Philippines
577	Mercer Private Investment Partners IV General Partner S.a.r.l.	Luxembourg
578	Mercer Private Markets Advisers (US) AG	Switzerland
579	Mercer Services Poland Sp. z.o.o.	Poland
580	Mercer Sigorta Brokerligi Anonim Sirketi	Turkey
581	Mercer South Africa Proprietary Limited	South Africa

582	Mercer Superannuation (Australia) Limited	Australia
583	Mercer Switzerland Inc.	Switzerland
584	Mercer System Services LLC	United States
585	Mercer Technology Acquisitions Limited	United Kingdom
586	Mercer Treuhand GmbH	Germany
587	Mercer Trust Company LLC	United States
588	Mercer Trustees Limited	Ireland
589	Mercer Trustees Limited	United Kingdom
590	Mercer WorkforcePro LLC	United States
591	Mercer, Agente de Seguros, S.A. de C.V.	Mexico
592	Mercury Insurance Services Pty Ltd	Australia
593	MM Risk Services Pty Ltd	Australia
594	MMA Mid-Atlantic Employee LLC	United States
595	MMA Securities LLC	United States
596	MMB Consultores S.A.	Argentina
597	MMC (Singapore) Holdings Pte. Ltd.	Singapore
598	MMC 28 State Street Holdings Inc.	United States
599	MMC Borrower LLC	United States
600	MMC Brazilian Holdings B.V.	Netherlands
601	MMC CAPITAL SOLUTIONS LP	United Kingdom
602	MMC Capital Solutions UK Limited	United Kingdom
603	MMC Capital Solutions US LLC	United States
604	MMC Cascade Regional Holdings, LLC	United States
605	MMC Finance (Australia) Limited	United Kingdom
606	MMC FINANCE (EUROPE) LIMITED	United Kingdom
607	MMC Finance (Singapore) Limited	United Kingdom
608	MMC Finance (US) Limited	United Kingdom
609	MMC Finance Holdings (US) Limited	United Kingdom
610	MMC FINANCE HOLDINGS LTD	United Kingdom
611	MMC FINANCE UK LIMITED	United Kingdom
612	MMC France Holdings (Luxembourg) S.a.r.l.	Luxembourg
613	MMC Funding (US) Limited	United Kingdom
614	MMC GP III, Inc.	United States
615	MMC Group Services sp. z o.o.	Poland
616	MMC Holdings (Australia) Pty Ltd	Australia
617	MMC Holdings (New Zealand) ULC	New Zealand
618	MMC Holdings (UK) Limited	United Kingdom
619	MMC International Finance (Barbados) SRL	Barbados
620	MMC International Holdings LLC	United States
621	MMC International Limited	United Kingdom
622	MMC International Treasury Centre Limited	United Kingdom

623	MMC Management Services Proprietary Limited	South Africa
624	MMC Middle East Holdings Limited	United Kingdom
625	MMC Poland Holdings B.V.	Netherlands
626	MMC Realty, Inc.	United States
627	MMC Regional Asia Holdings B.V.	Netherlands
628	MMC Regional Caribbean Holdings, Ltd.	Bermuda
629	MMC Regional Europe Holdings B.V.	Netherlands
630	MMC Regional LATAM Holdings B.V.	Netherlands
631	MMC Securities (Europe) Limited	United Kingdom
632	MMC Securities LLC	United States
633	MMC ShunTak Insurance Brokers Limited	Hong Kong
634	MMC Treasury Holdings (UK) Limited	United Kingdom
635	MMC UK Group Limited	United Kingdom
636	MMC UK Pension Fund Trustee Limited	United Kingdom
637	MMOW Limited	United Kingdom
638	Moola Systems Limited	United Kingdom
639	Mountlodge Limited	United Kingdom
640	MOW Holding LLC	United States
641	MPIP III GP LLC	United States
642	MPIP IV GP LLC	United States
643	MPIP V GP, LLC	United States
644	MPIP VI GP, LLC	United States
645	Muir Beddal (Zimbabwe) Limited	Zimbabwe
646	National Economic Research Associates, Inc.	United States
647	National Economic Research Associates, Inc.	United States
648	NERA Australia Pty. Ltd.	Australia
649	NERA do Brasil Ltda.	Brazil
650	NERA Economic Consulting GmbH	Germany
651	NERA Economic Consulting Limited	New Zealand
652	NERA S.R.L.	Italy
653	NERA SAS	France
654	NERA UK Limited	United Kingdom
655	NetComp Insurance Corp.	United States
656	Neuburger Noble Lowndes GmbH	Germany
657	Normandy Reinsurance Company Limited	Bermuda
658	Oliver Wyman (Bermuda) Limited	Bermuda
659	Oliver Wyman (Hong Kong) Limited	Hong Kong
660	Oliver Wyman (Pty) Ltd	South Africa
661	Oliver Wyman AB	Sweden
662	Oliver Wyman Actuarial Consulting, Inc.	United States
663	Oliver Wyman AG	Switzerland

664	Oliver Wyman B.V.	Netherlands
665	Oliver Wyman Consulting (Shanghai) Ltd	China
666	Oliver Wyman Consultoria em Estrategia de Negocios Ltda.	Brazil
667	Oliver Wyman Energy Consulting Limited	United Kingdom
668	Oliver Wyman FZ-LLC	United Arab Emirates
669	Oliver Wyman GmbH	Germany
670	Oliver Wyman Group KK	Japan
671	Oliver Wyman Limited	United Kingdom
672	Oliver Wyman Limited (Abu Dhabi branch)
673	Oliver Wyman Limited Liability Company	Greece
674	Oliver Wyman LLC	Qatar
675	Oliver Wyman LLC	Russian Federation
676	Oliver Wyman Ltd.	Korea, Republic of
677	Oliver Wyman Pte. Ltd.	Singapore
678	Oliver Wyman Pty. Ltd.	Australia
679	Oliver Wyman S.A.S.	Colombia
680	Oliver Wyman S.L.	Spain
681	Oliver Wyman S.r.l.	Italy
682	Oliver Wyman Sdn. Bhd.	Malaysia
683	Oliver Wyman Services Limited	United Kingdom
684	Oliver Wyman Servicios, S. de R.L. de C.V.	Mexico
685	Oliver Wyman SNC	France
686	Oliver Wyman sp. z o.o.	Poland
687	Oliver Wyman SPRL/BVBA	Belgium
688	Oliver Wyman, Inc.	United States
689	Oliver Wyman, S. de R.L. de C.V.	Mexico
690	Oliver, Wyman Limited/Oliver, Wyman limitee	Canada
691	Oliver, Wyman Limited/Oliver, Wyman limitee (Barbados Branch)
692	Omega Indemnity (Bermuda) Limited	Bermuda
693	Organizacion Brockman y Schuh S.A. de C.V.	Mexico
694	OWL Marine Insurance-Brokers GmbH & Co.KG	Germany
695	OWL Marine Verwaltungs GmbH	Germany
696	Pallas Marsh Servicos Ltda.	Brazil
697	Pavilion Advisory ULC	Canada
698	Pavilion Alternatives Group (Singapore) PTE. Ltd	Singapore
699	Pavilion Financial Corporation Holdings UK Limited	United Kingdom
700	Pavilion U.S. Investments Holdco LLC	United States
701	Pension Trustees Limited	United Kingdom
702	Pensionsservice Benefit Network Sverige AB	Sweden
703	Perils AG	Switzerland
704	Personal Pension Trustees Limited	United Kingdom

705	Pet Animal Welfare Scheme Limited	United Kingdom
706	PFT Limited	United Kingdom
707	PI Indemnity Company, Designated Activity Company	Ireland
708	Portsoken Trustees (No. 2) Limited	United Kingdom
709	Portsoken Trustees Limited	United Kingdom
710	Potomac Insurance Managers, Inc.	United States
711	Premier Pension Trustees Limited	United Kingdom
712	Premium Services Australia Pty Limited	Australia
713	Private Client Services by Mercer (Dubai) Limited	United Arab Emirates
714	Private Client Services by Mercer China Limited	China
715	Private Client Services by Mercer China Limited Beijing Branch
716	Private Client Services by Mercer China Limited Guangzhou Branch
717	Private Client Services by Mercer China Limited Shanghai Branch
718	Private Client Services by Mercer Holdings Pte. Ltd.	Singapore
719	Private Client Services by Mercer Limited	Hong Kong
720	Private Client Services by Mercer Pte. Ltd.	Singapore
721	Private Client Services by Mercer SA	Switzerland
722	Profund Solutions Limited	United Kingdom
723	Promerit AG	Germany
724	Promerit Hungary Kft	Hungary
725	Promerit Schweiz AG	Switzerland
726	PT Marsh Indonesia	Indonesia
727	PT Marsh Reinsurance Brokers Indonesia	Indonesia
728	PT Mercer Indonesia	Indonesia
729	PT Nexus Asia Pacific	Indonesia
730	PT Oliver Wyman Indonesia	Indonesia
731	PT Quantum Computing Services	Indonesia
732	PT Quantum Investments	Indonesia
733	PT Quantum Support Services	Indonesia
734	Pymetrics, Inc.	United States
735	R R B Beratungsgesellschaft fuer Altersversorgung mbh	Germany
736	R. Mees & Zoonen Holdings B.V.	Netherlands
737	realright GmbH	Germany
738	Resource Benefit Associates	Nigeria
739	Rightpath Reinsurance SPC, Ltd.	Cayman Islands
740	Risk Management Australia Pty Limited	Australia
741	Rivers Group Limited	United Kingdom
742	Rockefeller Risk Advisors, Inc.	United States
743	Rutherfoord International, Inc.	United States
744	Sail Insurance Company Limited	Bermuda
745	SCIB (Bermuda) Limited	Bermuda

746	SCM Global Real Estate Select GP LLC	United States
747	SCM Infrastructure General Partner S.a r.l.	Luxembourg
748	SCM International Private Equity Select III GP LLC	United States
749	SCM LT General Partner S.a.r.l.	Luxembourg
750	SCM PE General Partner S.a.r.l.	Luxembourg
751	SCM PE II GP Ltd.	Guernsey
752	SCM Strategic Capital Management (Luxembourg) S.a.r.l.	Luxembourg
753	Seabury & Smith Borrower LLC	United States
754	Seabury & Smith LLC	United States
755	Sedgwick (Holdings) Pty. Limited	Australia
756	Sedgwick Dineen Group Limited	Ireland
757	Sedgwick Financial Services Limited	United Kingdom
758	Sedgwick Forbes Middle East Limited	Jersey
759	Sedgwick Group (Australia) Pty. Limited	Australia
760	Sedgwick Group (Bermuda) Limited	Bermuda
761	Sedgwick Group (Zimbabwe) Limited	Zimbabwe
762	Sedgwick Group Limited	United Kingdom
763	Sedgwick Internationaal B.V.	Netherlands
764	Sedgwick Management Services (Barbados) Limited	Barbados
765	Sedgwick Management Services (Singapore) Pte Limited	Singapore
766	Sedgwick Noble Lowndes (UK) Limited	United Kingdom
767	Sedgwick Noble Lowndes Group Limited	United Kingdom
768	Sedgwick Noble Lowndes Limited	United Kingdom
769	Sedgwick Overseas Investments Limited	United Kingdom
770	Sedgwick Private Limited	Singapore
771	Sedgwick Re Asia Pacific (Consultants) Pte Ltd (for dissolution)	Singapore
772	Sedgwick Trustees Limited	United Kingdom
773	Sedgwick Ulster Pension Trustees Limited	United Kingdom
774	Settlement Trustees Limited	United Kingdom
775	Shanghai Mercer Insurance Brokers Company Ltd.	China
776	Shorewest Insurance Associates, LLC	United States
777	Sirota Consulting UK Limited	United Kingdom
778	SME Insurance Services Limited	United Kingdom
779	Smith Long Term Disability Management Group, Inc.	United States
780	Societe d'Assurances et de Participation Guian SA	France
781	Southern Marine & Aviation Underwriters, Inc.	United States
782	Southern Marine & Aviation, Inc.	United States
783	Sudzucker Versicherungs-Vermittlungs GmbH	Germany
784	Talent Tech Labs, LLC	United States
785	The Benefit Express Holdings Limited	United Kingdom
786	The Carpenter Management Corporation	United States

787	The Insurance Partnership Holdings Limited	United Kingdom
788	The Insurance Partnership Services Limited	United Kingdom
789	The Positive Ageing Company Limited	United Kingdom
790	The Purple Partnership Limited	United Kingdom
791	The Recovre Group Pty Ltd	Australia
792	Thomsons Online Benefits Inc.	United States
793	Torrent Government Contracting Services, LLC	United States
794	Torrent Insurance Services, LLC	United States
795	Torrent Technologies, Inc.	United States
796	Tower Hill Limited	United Kingdom
797	Tower Place Developments (West) Limited	United Kingdom
798	Tower Place Developments Limited	United Kingdom
799	U.T.E. AMG	Spain
800	U.T.E. Marsh - Caja Castilla La Mancha Junta de Comunidades	Spain
801	U.T.E. Marsh - Salvado Reus (in liquidation)	Spain
802	UAD BB Marsh Lietuva	Lithuania
803	Vezina & Associes Inc.	Canada
804	Vezina Assurances Inc.	Canada
805	Victor Insurance Bermuda Ltd.	Bermuda
806	Victor Insurance Europe B.V.	Netherlands
807	Victor Insurance Holdings Inc.	United States
808	Victor Insurance Italia S.r.l.	Italy
809	Victor Insurance Managers Inc.	United States
810	Victor Insurance Managers Inc./Gestionnaires d'assurance Victor inc.	Canada
811	Victor O. Schinnerer & Company Limited	United Kingdom
812	Victoria Hall Company Limited	Bermuda
813	Wellnz Limited	New Zealand
814	William M. Mercer (Canada) Limited/William M. Mercer (Canada) Limitee	Canada
815	William M. Mercer AB	Sweden
816	William M. Mercer Comercio, Consultoria e Servicos Ltda.	Brazil